                                                                    Exhibit 99.2

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                           PURSUANT TO 18 U.S.C. 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I,  Warren  Lichtenstein,   Chairman  and  Chief  Executive  Officer  (Principal
Executive Officer) of S.L. Industries, Inc. (the "Registrant"),  certify that to the best of my knowledge,  based upon a review of the Annual Report on Form 10-K for the year ended December 31, 2002 of the Registrant (the "Report"):

     (1)  The Report fully  complies with the  requirements  of Section 13(a) or
          15(d) of the Securities Exchange Act of 1934, as amended; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Registrant.

                                                By: /s/Warren Lichtenstein
                                                   -----------------------------
                                                Warren Lichtenstein
                                                Chairman of the Board and
                                                Chief Executive Officer
                                                Date: March 28,  2003